SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 13, 2002



                                 REMOTEMDX, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-23153

         Utah                                           87-0543981
(State of Incorporation)                    (I.R.S. Employer Identification No.)


     5095 West 2100 South
     Salt Lake City, Utah                                            84120
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (801) 974-9474

Item 4.  Changes in Registrant's Certifying Accountant

         (a) On May 13, 2002, RemoteMDx dismissed Arthur Andersen LLP as the independent public accountant to audit RemoteMDx's consolidated financial statements.

         (b) The Audit Committee of RemoteMDx has not yet engaged a new independent public accountant, but is in the process of soliciting bids from potential independent public accountants.

         (c) Arthur Andersen's report on RemoteMDx's financial statements for the last fiscal year did not contain an adverse opinion or a disclaimer of opinion. However, Arthur Andersen's report was modified for uncertainty as to whether RemoteMDx would continue as a going concern. There was no qualification or modification as to audit scope or accounting principles. During RemoteMDx's most recent fiscal year and the subsequent interim period preceding the replacement of Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make a reference to the subject matter of the disagreements in connection with its report.

         (d) None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred during the most recent fiscal year ended September 30, 2001 or within the interim period through the date of this report.

         (e) The Company has provided Arthur Andersen with a copy of the foregoing disclosures. A letter from Arthur Andersen addressed to the Securities and Exchange Commission pursuant to Regulation S-B, Item 304(a)(3) has been included as Exhibit 16 to this Form 8-K.


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Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

         The following exhibits are filed as part of this report.

16. Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 15, 2002, regarding its agreement with the statements made in paragraphs 4(c) and 4(d) of the current report on Form 8-K.


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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report, as amended, to be signed on its behalf by the undersigned thereunto duly authorized.

                                    REMOTEMDX, INC.
                                    (Registrant)


                                    -------------------------------
Date: May 15, 2002                  Michael G. Acton
                                    Chief Financial Officer


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


                                INDEX TO EXHIBITS

      Index                    Exhibit Description
      Number
      ------      Letter from Arthur Andersen LLP to the Securities and Exchange
        16        Commission, dated May 15, 2002, regarding its agreement
                  with the statements made in the current report on Form 8-K.

Exhibit 16



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

May 16, 2002

Dear Sir or Madam:

We have read Item 4 included in the Form 8-K dated May 13, 2002 of RemoteMDx, Inc. to be filed with the Securities and Exchange Commission, and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP

Arthur Andersen LLP


cc:  Michael G. Acton, CFO, RemoteMDx, Inc.